UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On November 19, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the fiscal year ended July 31, 2021. The information regarding the financial results for the fiscal year ended July 31, 2021 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On November 19, 2021, the Company issued a news release to announce financial results for the fiscal year ended July 31, 2021 and is providing shareholders with an operational update and select financial results.

FY2021 Financial Summary (results expressed in $USD unless otherwise indicated):

•	For the fiscal year ended July 31, 2021, achieved record annual consolidated revenue of $26.90 million, a 332% increase over FY2020 of $6.23 million
•	Gross profit totalled $11.99 million for FY2021, an increase of 695% over FY2020 of $1.51 million
•	Gross profit margin of 45%, an improvement of 87% over FY2020 gross margin of 24%
•	Basic and Diluted loss per share of $(0.02) for FY2021;
•	Net Loss of $1.98 million, an improvement of $2.62 million from FY2020 Net Loss of $4.60 million
•	Adjusted EBITDA of $3.96 million*, an improvement of $6.43 million over FY2020 Adjusted EBITDA of $(2.47 million)*
•	At July 31, 2021, BaM had $7.37 million in cash;
•	Total Current Assets were $14.31 million, Total Assets were $48.13 million, Total Current Liabilities were $6.45 million and Total Liabilities were $13.78 million at July 31, 2021; and
•	109,077,778 common shares were outstanding as at July 31, 2021.

FY 2021 Q4 Summary (results expressed in $USD unless otherwise indicated):

•	Q4 consolidated revenue of $8.14 million, a 14% gain over Q3 consolidated revenue of $7.16 million;
•	Gross profit totalled $3.17 million, yielding a gross profit margin of 39%;
•	Basic and Diluted earnings per share $(0.00) for Q4;
•	Adjusted EBITDA of $1.53 million* for Q4;
•	Cashflows from operations of $0.32 million for Q4; and
•	Net income of $0.20 million for Q4.

- 2 -

Operational Milestones for FY2021 and to Date:

California:

•	Completed license transfer of the ShowGrow Long Beach dispensary into a 100% owned subsidiary of BaM in September 2020.

Nevada:

•	Completed construction of space conversion in the cultivation facility to convert past production area into new cultivation space to provide an approximate 20% increase in flower canopy;
•	Developed proprietary new strains and expanded Body and Mind branded SKU’s; and
•	Partnered with Her Highness to launch the Her Highness brand in Nevada.

Ohio:

•	Completed license transfer for the Clubhouse Dispensary to a 100% owned subsidiary of BaM in August 2020;
•	Rebranded The Clubhouse dispensary to Body and Mind;
•	Completed construction of approximately 4,000 square foot production facility;
•	Closed NMG Ohio Dispensary and Production Facility transaction; and
•	Produced and shipped the first Body and Mind branded products for the Ohio market.

Arkansas:

•	Body and Mind dispensary awarded “Best Dispensary in Arkansas” by Ark420.com; and
•	Commenced cultivation activities in Arkansas with in-state partner, Comprehensive Care Group LLC.

Michigan:

•	Commenced vertical market expansion into Michigan;
•	The Company has leased a commercial building in Manistee, MI with the intent of developing a cultivation facility with 50,000 square feet of canopy as well as a production facility;
•	Received state and local preapproval licenses, and building permits to advance a Phase 1 cultivation and production facility with approximately 25,000 square feet of indoor cultivation and 5,000 square feet of production/manufacturing;
•	Received state and local preapproval licenses, and building permits to advance a dispensary facility; and
•	Commenced construction of a wholly owned dispensary in Muskegon.

Illinois

•	Announced the company has management agreements with two entities that have been identified in the Illinois Department of Financial and Professional Regulation (IDFPR) results of the Social Equity Justice Lottery as recipients of Conditional Adult-Use Cannabis Dispensary Licenses (Conditional Licenses) in the greater Chicago-area zone.

- 3 -

“We achieved record revenue in FY2021 and profitability in FY2021 Q4 as a result of our team’s focus on operations, quality products, lean structure and service to our customers,” stated Michael Mills, Chief Executive Officer of BaM. “Throughout FY2021 we saw continued growth from our diversified operations as our new facilities continued to ramp up. We incurred one-time charges in Q4 as we advanced new operations and look forward to increased revenue from existing operations, new Ohio production operations and flower sales from cultivation in Arkansas. Our debt financing and positive cashflow allows us to advance our Michigan developments and continue to accelerate our growth by upgrading and expanding our existing assets, pursuing new state licenses and evaluating attractive acquisition opportunities.”

*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the Income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including the stock-based compensation expense, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net operating income (loss), which was presented above prior to the Adjusted EBITDA figure.

FY2021 Year End Conference Call Details

The Company will be hosting earnings call on Friday, November 19th, 2021 at 11:00 a.m. Eastern.

Participants can dial 1-888-664-6392 or 416-764-8659 and use confirmation number 13970998.

A replay of the conference call will be available at 1-888-390-0541 until November 26, 2021. Please use replay number 970998 #

The audited consolidated financial statements for the fiscal year ended July 31, 2021 are available on SEDAR and EDGAR and should be read in connection with this news release.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

- 4 -

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated November 19, 2021.

__________

- 5 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: November 19, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

 __________

- 6 -